UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2007

PremierWest Bancorp (Exact Name of Registrant as specified in its charter)

Oregon	000-50332	93 - 1282171
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

503 Airport Road, Medford, Oregon 97504
Address of Principal Executive Office

Registrant's telephone number including area code 541-618-6003

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure.

     On Monday, April 30, 2007, PremierWest Bancopr issued a press release announcing the executive management team will give a presentation at the D.A. Davidson & Co. 9th Annual Financial Services Conference in Seattle, Washington on Wednesday, May 9, 2007, beginning at 8:30 a.m. PDT.

The presentation may be accessed through PremierWest Bancorp's web site at http://www.premierwestbank.com by using the following instructions:

1. Go to "Investors" 2. Select "Main Page" 3. Click on "Webcast" for the D.A. Davidson Conference

An archived version of this presentation will be available through PremierWest Bancorp’s web site approximately one hour after the live presentation and will be available through May 8, 2008.

A copy of the press release is attached as Exhibit 99.1.

A copy of the presentation is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.
99.1 Press Release
99.2 Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIERWEST BANCORP (Registrant) Date: April 30, 2007 By: /s/Tom Anderson Tom Anderson Executive Vice President & Chief Financial Officer